Exhibit 10.6

Name:	[●]
Number of Restricted Stock Units:	[●]
Date of Grant:	[●]

FINANCIAL INSTITUTION STOCK UNIT AWARD
granted under the
LPL FINANCIAL HOLDINGS INC.
2021 OMNIBUS EQUITY INCENTIVE PLAN
This agreement (the “Agreement”) evidences the grant of an award by LPL Financial Holdings Inc., a Delaware corporation (the “Company”), to the individual named above (the “Participant”) pursuant to and subject to the terms of the Company’s 2021 Omnibus Equity Incentive Plan (as amended from time to time, the “Plan”). Capitalized terms used and not otherwise defined herein have the meanings provided in the Plan.
1.Restricted Stock Unit Award.
The Company hereby grants to the Participant on the date of grant set forth above (the “Date of Grant”) that number of Restricted Stock Units set forth above (the “Award”), giving the Participant the conditional right to receive, without payment and subject to the conditions and limitations set forth in this Agreement and in the Plan, one share of Stock per Restricted Stock Unit (the “Shares”), subject to adjustment pursuant to the provisions of Section 7 of the Plan.
2.Vesting; Termination of Service.
(a)Time-Based Vesting. Unless earlier terminated, forfeited, relinquished or expired, the Award shall become vested as to 100% of the Shares on the third anniversary of the Grant Date (such third anniversary, the “Vesting Date”), subject to the Participant remaining in continuous Service through the Vesting Date.
(b)Termination of Service. Automatically and immediately upon the cessation of the Participant’s Service, the Award (i) if not then vested, shall terminate and (ii) whether vested or unvested, shall terminate if the Participant’s Service is terminated for Cause.
3.Delivery of Shares.
Subject to Section 2(b) and 7 of this Agreement, the Company shall effect delivery of vested Shares to the Participant within thirty (30) days of the Vesting Date. No Shares will be issued pursuant to this Award unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Administrator.
4.Dividends; Other Rights.
The Award shall not be interpreted to bestow upon the Participant any equity interest or ownership in the Company or any Affiliate prior to the date on which the Company delivers Shares to the Participant. The Participant is not entitled to vote any Shares by reason of the granting of this Award or
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to receive or be credited with any dividends declared and payable on any Share prior to the payment date with respect to such Share. The Participant shall have the rights of a shareholder only as to those Shares, if any, that are actually delivered under this Award.
5.Certain Tax Matters.
The Participant is solely responsible for satisfying and paying all taxes arising from or due in connection with the Award. The Company will have no liability with respect to the foregoing.
6.Restrictions on Transfer.
No portion of the Award may be transferred except as expressly permitted under Section 6(a)(3) of the Plan.
7.Effect on Service.
Neither the grant of the Award, nor the issuance of Shares, if any, hereunder, shall give the Participant any right to continue to be licensed by or affiliated with the Company or any of its Affiliates and shall not affect in any way the right of the Company or any of its Affiliates to terminate the Participant’s Service at any time.
8.Forfeiture; Recovery of Compensation.
(a)The Award, and the proceeds from the delivery and/or disposition of the Shares, are subject to forfeiture and disgorgement to the Company, with interest and other related earnings, if at any time the Participant’s Service is terminated by reason of Cause. Without limiting the foregoing, if the Participant no longer holds the Shares, the Administrator may require the Participant remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares under this Award, (ii) any consideration received upon the exchange of any Shares under this Award (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange) and (iii) to the extent that the Shares were transferred by gift or without consideration, the value of the Shares determined at the time of gift or transfer.
(b)By accepting, or being deemed to have accepted, the Award, the Participant expressly acknowledges and agrees that his or her rights under the Award (and those of any transferee of the Award), including the right to any Stock acquired under the Award or proceeds from the disposition thereof, are subject to Section 6(a)(5) and Section 6(a)(6) of the Plan (including any successor provision). The Participant further agrees to be bound by the terms of any clawback or recoupment policy of the Company that applies to incentive compensation that includes awards such as the Award; provided, however, that the foregoing shall not be construed to limit the general application of Section 9 of this Agreement.
9.Provisions of the Plan.
This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the date of the grant of the Award has been furnished or made available to the Participant. By accepting, or being deemed to have accepted, all or any part of the Award, the Participant agrees to be bound by the terms of the Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of this Agreement shall control.

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10.Definitions
The term “Service” shall have the meaning set forth below:
“Service”: The Participant’s relationship as a licensed financial advisor with LPL Financial LLC. The Participant’s relationship with the Company or any of its Affiliates as a service provider will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is providing services in a capacity described in Section 5 of the Plan to the Company or any of its Affiliates. For purposes of this Agreement and Plan, Service shall have the same meaning in respect to such service providers as “Employment” has to Employees, as set forth in the Exhibit A to the Plan, and, in interpreting the provisions of the Plan as they may apply to this Award, any reference to “Employment” (including, but not limited to, any such reference in the definition of “Cause”) shall be construed as a reference to “Service”.
11.Representations and Warranties of Participant
By acknowledging and executing this Agreement, the Participant represents that:
(a)the Participant has been advised that the Award and the securities issuable hereunder have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available;
(b)the Award and the securities issuable hereunder are being acquired for investment, solely for the Participant’s own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act;
(c)the Participant has such knowledge and experience in financial and business matters that the Participant is capable of evaluating the merits and risks of acquiring the Award and any securities issuable hereunder, is able to incur a complete loss of such investment in the securities and is able to bear the economic risk of an investment in the securities for an indefinite period of time;
(d)the Participant qualifies as an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act; and
(e)the Participant had and continues to have an opportunity to question, and to receive information from the Company concerning the Company and the terms and conditions of this transaction, and is familiar with the operations and affairs of the Company.
The Participant acknowledges that the delivery of any Shares pursuant to this Award is contingent upon the representations and warranties of the Participant as set forth in this Section 11 being true and correct as of the date of such delivery.
12.General.
The Participant acknowledges and agrees that all determinations of the Administrator made with respect to the Plan and the Award are conclusive and shall be binding upon the Participant and any permitted transferee. This Agreement may be executed in counterparts (which may be delivered in .pdf format or by other electronic means), each of which shall be an original and all of which together shall constitute one and the same instrument.

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[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed under its corporate seal by its duly authorized officer. This Agreement shall take effect as a sealed instrument.

LPL FINANCIAL HOLDINGS INC.

By:
Name:
Title:

Acknowledged and Agreed:

Signature:

Print Name:

Date:

[Signature Page to Restricted Stock Unit Award Agreement]
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